
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):              February 12, 2003

                         CONNECTICUT WATER SERVICE, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Connecticut                      0-8084                         06-0739839
------------                     ------                         ----------
(State or other                  (Commission File Number)       (IRS
jurisdiction of                                                 Employer
incorporation or organization)                                  Identification
                                                                Number)

93 West Main Street, Clinton, CT                                   06413-0562
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:               (860) 669-8630
                                                                  --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name of former address, if changed since last report)

                            This is Page 1 of 6 pages
                         The Exhibit Index is on Page 3
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ITEM 5. OTHER EVENTS

      Connecticut Water Service, Inc. (the "Company") announced on February 12,
2003 the earnings for the fourth quarter 2002.

      A copy of the Company's earnings release dated February 12, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

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
                   Exhibit No.   Exhibit
                   99.1          Company Press Release, dated February 12, 2003
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CONNECTICUT WATER SERVICE, INC.


Date: February 12, 2003       By:   /s/     David C. Benoit
                                    -----------------------
                                    Name:   David C. Benoit
                                    Title:  Vice President - Finance, Treasurer
                                                and CFO
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                                  EXHIBIT INDEX

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
Exhibit No.             Description                         Page No.
-----------             -----------                         --------
99.1                    Company Press Release,              4
                        dated February 12, 2003